MERRILL LYNCH
                                                              CAPITAL FUND, INC.

                         STRATEGIC
                                  Performance


                               [GRAPHIC OMITTED]
                                                               Quarterly Report
                                                              December 31, 1997

MERRILL LYNCH CAPITAL FUND, INC.

PORTFOLIO SUMMARY

Security Diversification
As a Percentage of Net Assets
As of December 31, 1997

               A pie chart illustrating the following percentages:

         US Bonds                              29.9%
         Non-US Bonds                           4.2%
         Cash & Cash
           Equivalents                          3.4%
         US Stocks                             51.5%
         Non-US Stocks                         11.0%

Sector Representation
As a Percentage of Equities
As of December 31, 1997

               A pie chart illustrating the following percentages:

         Financial Services                    24.7%
         Consumer Services                      6.7%
         Utilities                              0.8%
         Transportation                         3.8%
         Capital Goods--Technology             12.2%
         Consumer Cyclicals                    13.2%
         Energy                                14.4%
         Basic Industries                       9.1%
         Diversified                            3.1%
         Credit Cyclicals                       1.8%
         Consumer Staples                       6.6%
         Capital Goods                          3.6%

  Geographic Diversification                                         Percent of
  As of December 31, 1997                                            Net Assets*
  ------------------------------------------------------------------------------
  United States                                                        84.9%
  ------------------------------------------------------------------------------
  United Kingdom                                                        3.8
  ------------------------------------------------------------------------------
  Argentina                                                             3.3
  ------------------------------------------------------------------------------
  Switzerland                                                           1.8
  ------------------------------------------------------------------------------
  Mexico                                                                1.2
  ------------------------------------------------------------------------------
  Netherlands                                                           0.8
  ------------------------------------------------------------------------------
  Brazil                                                                0.7
  ------------------------------------------------------------------------------
  Finland                                                               0.7
  ------------------------------------------------------------------------------
  Italy                                                                 0.6
  ------------------------------------------------------------------------------
  France                                                                0.5
  ------------------------------------------------------------------------------
  Japan                                                                 0.4
  ------------------------------------------------------------------------------
  Turkey                                                                0.4
  ------------------------------------------------------------------------------
  India                                                                 0.3
  ------------------------------------------------------------------------------
  Chile                                                                 0.2
  ------------------------------------------------------------------------------
  Hong Kong                                                             0.2
  ------------------------------------------------------------------------------
  South Korea                                                           0.1
  ------------------------------------------------------------------------------
  Guatemala                                                             0.1
  ------------------------------------------------------------------------------
 *Includes investments in short-term securities.

  US Common Stock Investments                                              S&P
  As of December 31, 1997                          Fund                    500*
  ------------------------------------------------------------------------------
  Average Capitalization (in billions)             $20.0                  $15.1
  ------------------------------------------------------------------------------
  Price/Book Value                                   2.8                    4.9
  ------------------------------------------------------------------------------
  Price/Earnings Ratio**                            20.9                   22.8
  ------------------------------------------------------------------------------
  Yield Based on Current Dividend                    1.7%                   1.6%
  ------------------------------------------------------------------------------
 *An unmanaged broad-based index comprised of common stocks.
**Based on 1997 earnings estimates.

  Fixed-Income Investments                                        Merrill Lynch
  As of December 31, 1997                       Fund               DOAO Index*
  ------------------------------------------------------------------------------
  Duration                                    5.6 Years             5.2 Years
  ------------------------------------------------------------------------------
  Average Maturity                            9.6 Years             8.8 Years
  ------------------------------------------------------------------------------
  Asset Breakdown:
  ------------------------------------------------------------------------------
    Corporates                                   54.9%                19.6%
  ------------------------------------------------------------------------------
    US Treasuries/Agencies                       37.8%                52.7%
  ------------------------------------------------------------------------------
    Mortgage-Backed                               1.2%                27.7%
  ------------------------------------------------------------------------------
    International Governments                     6.1%                   --
  ------------------------------------------------------------------------------
 *An unmanaged market-weighted corporate, Government and mortgage master bond index reflecting approximately 97% of total outstanding bonds.

Merrill Lynch Capital Fund, Inc.                               December 31, 1997

DEAR SHAREHOLDER

During the quarter ended December 31, 1997, global financial market turmoil precipitated a significant degree of volatility in US financial markets. In October, currency devaluations across Southeast Asia resulted in a downward revision to economic growth prospects in this region and produced dramatic share price declines. The magnitude and rapidity of these corrections afflicted stock markets around the world. In the United States, widespread concerns about economic stability, the outlook for corporate earnings and the sustainability of high equity valuation levels precipitated the first 10% correction in US equity prices since 1991.

However, three primary factors generated a strong recovery in US stock prices in November. These factors included prompt action from the International Monetary Fund and other supranational lending agencies to provide liquidity to the troubled Asian economies in return for promises of economic reform; expectations that the Asian turmoil would have little effect on US economic growth and corporate profits; and a "flight to quality" among global investors seeking the safety of US financial assets. Further stock market gains in December were driven by accelerated retrenchments from emerging markets and the continued strength of the US dollar, which reached a five-year high against the Japanese yen and a seven-year high against the German mark, making US financial assets relatively more attractive to foreign investors. Lower bond yields also helped support high valuation levels. For the December quarter, the unmanaged Standard & Poor's 500 Index (S&P 500) earned a +2.88% total return, ending the December quarter within 2% of its all-time high.

The US bond market was a significant beneficiary of this volatile climate. Not only have reported rates of inflation continued to moderate, with the consumer price index rising at a mere 1.8% rate through the first 11 months of 1997, but also this anticipated slowdown in global economic growth enhances the probability of continued low inflation rates in the months ahead. In addition, many global investors sought the security of US Government instruments in this tumultuous period. For the December quarter, the unmanaged Merrill Lynch Domestic Bond Master Index earned a +2.94% total return, and long-term Government bond yields reached their lowest levels of the year at just under 6%. This marks the first quarter since the fourth quarter of 1994 in which the bond market outperformed the equity market. Cash equivalents earned a +1.25% total return for the December quarter. Total returns for Merrill Lynch Capital Fund, Inc.'s Class A, Class B, Class C and Class D Shares for the quarter ended December 31, 1997 were +1.42%, +1.16%, +1.17% and +1.36%, respectively. (Fund results shown do not reflect sales charges; results would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 5 and 6 of this report to shareholders.)

While the US stock market has held firm through this difficult period, we believe the implications of these Asian economic developments are far more serious for the US market than the consensus appears to believe. Real US economic growth is expected to decelerate, perhaps sharply, in response to a number of related factors. First, there is the likelihood of a widening trade deficit. Imports from Asia are now much cheaper in the United States following the dramatic currency devaluations in Asia. The United States may experience weaker exports resulting from the high value of the US dollar and the likelihood of a significant slowdown in Asian economic growth over the next 12 months. Second, there may be a slowdown in corporate profits growth as the potentially deflationary consequences of the Asian turmoil on corporate revenues combine with rising unit labor costs because of the tight job market to depress profit margins. This could, in turn, slow capital expenditures and employment growth prospects, two important components underpinning this economic expansion. Consumer confidence could also erode if the Asian crisis worsens, restraining consumer expenditures which account for two-thirds of economic activity.

These prospective developments further reinforce our view that any significant upside in the equity market is likely to be constrained by this combination of slower economic growth, more difficult corporate profits comparisons and still-high current valuations. Meanwhile, we believe bonds continue to represent good value, as inflation-adjusted interest rates remain at historically high levels and inflationary pressures continue to moderate. Consequently, we continued to maintain a significant bond weighting in Merrill Lynch Capital Fund, with 62.5% of net assets invested in equities, 34.1% in fixed-income securities and 3.4% in cash equivalents at December quarter-end. This compares to 60.2% of net assets in equities, 36.8% in fixed-income securities and 2.6% in cash equivalents at September 30, 1997. We modestly reduced the

Merrill Lynch Capital Fund, Inc.                               December 31, 1997

Fund's fixed-income allocation in favor of equities during the December quarter as interest rates declined and equity market volatility presented attractive new investment opportunities.

Portfolio Matters

Within the equity component of the Fund, we added eight new investments and eliminated seven holdings during the December quarter. We increased our position in 16 stocks while reducing our ownership of an additional nine. Among the new positions is Union Pacific Corporation, the nation's largest railroad company. Union Pacific's stock price has declined sharply in response to integration and operating problems associated with the recent acquisition of a large competitor. These problems appear both short term in nature and resolvable, which should limit further downside risk in the stock. On the upside, Union Pacific enjoys a well-diversified traffic mix and anticipates merger synergies of approximately $1 billion. This is expected to propel significant earnings growth, improve returns and generate substantial free cash flow generation. Large senior management performance option incentives should facilitate the achievement of these objectives. Selling at less than 10 times prospective earnings, we believe Union Pacific offers excellent value.

Another new position is Sun International Hotels Ltd., a resort and gaming company whose share price also suffered recent sharp declines on projections for flat earnings in 1998. Looking ahead, both earnings and cash flow are projected to increase by some 50% in 1999, and by a further 25% in 2000 as both Paradise Island and Atlantic City expansion projects are completed. Free cash flow accelerates rapidly beginning in 1999, and the company could be debt-free within five years. Even at peak projected debt levels, the balance sheet remains sound. Based on its unique property characteristics, expansion opportunities, high cash flow returns, free cash flow potential, proven management and attractive valuation, we believe Sun International represents excellent value at its current price. Senior management owns or controls 49% of the company, and has a proven track record of value creation.

We sold our position in The Black & Decker Corporation, the consumer appliance manufacturer. While the company possesses many attractive qualities, it has consistently failed to leverage these competitive advantages into superior shareholder returns. Our original investment outlook anticipated significant margin improvement by year-end 1998 which would propel earnings growth at a 15% rate, but this fundamental progress has failed to materialize. Profit margin improvement goals were pushed out for at least one more year, and sales growth has been below expectations. Compounding these business shortfalls were the substantial recent insider stock selling and an increased lack of conviction in senior management's commitment to enhance shareholder value. With the stock having appreciated while business deteriorated and our confidence in management plummeted, we decided to eliminate our position and redeploy proceeds into more attractive investment opportunities.

We also sold GTE Corp., the independent telephone company. The ongoing deregulation of the telecommunications business compelled us to reassess our views regarding the strength of GTE's industrial position, its inherent competitive advantages and the integrity of its capital allocation disciplines. We believed the company was well positioned with a strong presence in local telephony complemented by growing long-distance and cellular operations. However, in light of recent industry consolidation activity, the company's ability to earn compensatory returns is increasingly suspect in light of intensifying competition. In response to these challenging business conditions and our uncertainty as to GTE's ability to continue to create shareholder value, we decided to sell our position and redeploy proceeds into more attractive investment opportunities.

Examining the industry concentration of the Fund's equity holdings, we continue to maintain relatively low weightings relative to the S&P 500 in the broad consumer and technology sectors, while energy and financial services, specifically insurance, remain relatively heavily weighted in the Fund's portfolio. The consumer segment of the equity market is represented by many high-quality companies, but the stocks tend to sell at high valuation levels and the risk of earnings disappointments appears to be rising as the strong US dollar begins to exact a toll on these global companies. Although our representation in the technology group increased this year based on selected, company-specific opportunities, it remains a challenging area. While technology is exerting a dramatic, positive impact on the way global business is conducted, the rapid pace of change, high risk of obsolescence and tremendous volatility of results

Merrill Lynch Capital Fund, Inc.                               December 31, 1997

which characterize most technology companies limit our ability to assess their prospects and values with high conviction.

We believe the insurance industry offers many attractive investment opportunities. Several companies are well advanced in the restructuring process to concentrate on high return lines of business, freeing up substantial excess capital. These assets, in turn, are being reinvested in acquisitions or share repurchases which help create value for shareholders. In addition, many such companies are managed by individuals with significant stock ownership, making for a mutuality of interest in achieving this objective. Finally, this area is among the more reasonably valued segments of the market.

While most of our energy stock investments suffered from the weak commodity price environment in the quarter, our investment position in this sector is not based on a top-down, commodity price forecast. Many energy companies offer attractive unit volume growth and substantial restructuring opportunities, while selling at reasonable prices with high current dividend yields. In particular, many international oil companies headquartered outside the United States, such as Fund holdings YPF S.A. of Argentina, TOTAL S.A. of France and Ente Nazionale Idrocarburi S.p.A. (ENI) of Italy, appear quite inexpensive compared to their US-based counterparts.

Within the fixed-income portion of the portfolio, we continued to extend maturities in response to deflationary trends and relatively high real interest rates during the December quarter. We extended the average portfolio maturity of the bonds from 9.2 years at the end of the September quarter to 9.6 years, and the average duration to 5.6 years from 5.5 years. This tactic was rewarded as interest rates declined during the December quarter. The average yield-to-maturity on our bond holdings declined only two basis points (0.02%) to 6.65% during the quarter, as we shifted assets into some out-of-favor sectors, such as emerging markets, where yields are higher. The average quality rating on our bond holdings fell slightly from A1/A+ to A2/A+, as determined by the major rating agencies. The largest category of our fixed-income holdings is investment-grade corporate bonds, in which we increased our weighting from 46.6% of fixed-income assets at September 30, 1997 to 48.0% at the close of the December quarter. We also added to our weighting of high-yield corporate bonds from 5.5% of fixed-income assets to 6.9% and our weighting of foreign government bonds from 5.5% of fixed-income assets to 6.1%. Our US Treasury holdings were down from 41.3% of net assets to 37.8% at December quarter-end. Mortgage-backed securities were almost unchanged, moving from 1.1% to 1.2% of fixed-income assets.

Despite the high overall level of the stock market, we continue to identify and invest in above-average companies whose stocks sell at below-average valuation levels. We define an above-average company as one which maintains a strong competitive position, earns consistently high returns on capital, is financially sound, generates cash in excess of its internal reinvestment requirements and is managed by individuals motivated to create value for shareholders. We define a below-average price as one which does not adequately or accurately reflect what we believe to be the company's underlying intrinsic value. On average, the stocks held in Merrill Lynch Capital Fund, Inc. generated comparable returns on shareholder equity and have stronger balance sheets while offering faster earnings growth than the average company as measured by the S&P 500. However, these same stocks sell at an average price/earnings ratio of 16.3 times estimated 1998 earnings per share compared to 21.3 times for the S&P 500, at 2.8 times book value per share versus 4.9 times for the S&P 500 and provide a slightly above-average 1.7% dividend yield versus 1.6% for the S&P 500. We believe this formula will provide superior risk-adjusted equity returns over time.

In Conclusion

We appreciate your continued interest and participation in Merrill Lynch Capital Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.


Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Kurt Schansinger

Kurt Schansinger
Senior Vice President and Portfolio Manager

February 3, 1998

Merrill Lynch Capital Fund, Inc.                               December 31, 1997

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

      Recent Performance Results

                                                                                                           12 Month       3 Month
                                                                12/31/97       9/30/97       12/31/96      % Change       % Change
      ============================================================================================================================
      ML Capital Fund, Inc. Class A Shares*                       $34.51        $35.53         $31.05       +17.13%(1)     -0.33%(2)
      ----------------------------------------------------------------------------------------------------------------------------
      ML Capital Fund, Inc. Class B Shares*                        33.79         34.73          30.46       +17.03(1)      -0.11(2)
      ----------------------------------------------------------------------------------------------------------------------------
      ML Capital Fund, Inc. Class C Shares*                        33.44         34.39          30.19       +16.91(1)      -0.14(2)
      ----------------------------------------------------------------------------------------------------------------------------
      ML Capital Fund, Inc. Class D Shares*                        34.46         35.46          31.02       +17.08(1)      -0.27(2)
      ----------------------------------------------------------------------------------------------------------------------------
      Dow Jones Industrial Average                              7,908.25      7,945.26       6,448.27       +22.64         -0.47
      ----------------------------------------------------------------------------------------------------------------------------
      Standard & Poor's 500 Index**                               970.43        947.28         740.74       +31.01         +2.44
      ----------------------------------------------------------------------------------------------------------------------------
      ML Capital Fund, Inc. Class A Shares--Total Return*                                                   +21.41(3)      +1.42(4)
      ----------------------------------------------------------------------------------------------------------------------------
      ML Capital Fund, Inc. Class B Shares--Total Return*                                                   +20.20(5)      +1.16(6)
      ----------------------------------------------------------------------------------------------------------------------------
      ML Capital Fund, Inc. Class C Shares--Total Return*                                                   +20.16(7)      +1.17(8)
      ----------------------------------------------------------------------------------------------------------------------------
      ML Capital Fund, Inc. Class D Shares--Total Return*                                                   +21.10(9)      +1.36(10)
      ----------------------------------------------------------------------------------------------------------------------------
      Dow Jones Industrial Average--Total Return                                                            +24.89         -0.02
      ----------------------------------------------------------------------------------------------------------------------------
      Standard & Poor's 500 Index--Total Return**                                                           +33.36         +2.88
      ============================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
** An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1) Percent change includes reinvestment of $1.808 per share capital gains distributions.
(2) Percent change includes reinvestment of $0.896 per share capital gains distributions.
(3) Percent change includes reinvestment of $1.267 per share ordinary income dividends and $1.808 per share capital gains distributions.
(4) Percent change includes reinvestment of $0.617 per share ordinary income dividends and $0.896 per share capital gains distributions.
(5) Percent change includes reinvestment of $0.923 per share ordinary income dividends and $1.808 per share capital gains distributions.
(6) Percent change includes reinvestment of $0.438 per share ordinary income dividends and $0.896 per share capital gains distributions.
(7) Percent change includes reinvestment of $0.935 per share ordinary income dividends and $1.808 per share capital gains distributions.
(8) Percent change includes reinvestment of $0.446 per share ordinary income dividends and $0.896 per share capital gains distributions.
(9) Percent change includes reinvestment of $1.188 per share ordinary income dividends and $1.808 per share capital gains distributions.
(10) Percent change includes reinvestment of $0.576 per share ordinary income dividends and $0.896 per share capital gains distributions.

Merrill Lynch Capital Fund, Inc.                               December 31, 1997

PERFORMANCE DATA (concluded)


Results of a $1,000 Investment Since Inception--Class A Shares

(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on November 8, 1973 to $20,000.78 on December 31, 1997.

  Average Annual Total Return

                                     % Return Without        % Return With
                                       Sales Charge          Sales Charge**
  ==============================================================================
  Class A Shares*
  ==============================================================================
  Year Ended 12/31/97                     +21.41%                +15.04%
  ------------------------------------------------------------------------------
  Five Years Ended 12/31/97               +15.84                 +14.59
  ------------------------------------------------------------------------------
  Ten Years Ended 12/31/97                +14.79                 +14.18
  ------------------------------------------------------------------------------
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                         % Return               % Return
                                       Without CDSC            With CDSC**
  ==============================================================================
  Class B Shares*
  ==============================================================================
  Year Ended 12/31/97                     +20.20%                +16.20%
  ------------------------------------------------------------------------------
  Five Years Ended 12/31/97               +14.66                 +14.66
  ------------------------------------------------------------------------------
  Inception (10/21/88)
  through 12/31/97                        +13.11                 +13.11
  ------------------------------------------------------------------------------
 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

  ==============================================================================
                                          % Return              % Return
                                        Without CDSC           With CDSC**
  ==============================================================================
  Class C Shares*
  ==============================================================================
  Year Ended 12/31/97                     +20.16%                +19.16%
  ------------------------------------------------------------------------------
  Inception (10/21/94)
  ------------------------------------------------------------------------------
  through 12/31/97                        +18.85                 +18.85
  ------------------------------------------------------------------------------
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

  ==============================================================================
                                      % Return Without        % Return With
                                        Sales Charge          Sales Charge**
  ==============================================================================
  Class D Shares*
  ==============================================================================
  Year Ended 12/31/97                     +21.10%                +14.74%
  ------------------------------------------------------------------------------
  Inception (10/21/94)
  through 12/31/97                        +19.78                 +17.77
  ------------------------------------------------------------------------------
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

Merrill Lynch Capital Fund, Inc.                               December 31, 1997

SCHEDULE OF INVESTMENTS

                          Shares                                                                                  Percent of
Industries                 Held                Common Stocks                       Cost               Value       Net Assets
============================================================================================================================
Aerospace                  867,100    The Boeing Co.                          $   42,981,610    $   42,433,706          0.4%
                           750,000    Lockheed Martin Corporation                 62,258,392        73,875,000          0.7
                                                                              --------------    --------------        -----
                                                                                 105,240,002       116,308,706          1.1
============================================================================================================================
Apparel                  2,200,000    Fruit of the Loom, Inc. (Class A)           61,434,651        56,375,000          0.5
============================================================================================================================
Appliances &             2,450,000    Sunbeam Corporation                        100,956,002       103,206,250          1.0
Furniture
============================================================================================================================
Automobile Parts         1,600,000    Federal-Mogul Corp.                         66,821,667        64,800,000          0.6
============================================================================================================================
Automotive               1,000,000    General Motors Corp.                        44,944,948        60,625,000          0.6
============================================================================================================================
Banking                  1,000,000    The Chase Manhattan Corp.                   81,222,073       109,500,000          1.0
============================================================================================================================
Building Materials       2,000,000    American Standard Companies, Inc.           93,322,961        76,625,000          0.7
                         2,400,000    Masco Corporation                           75,254,389       122,100,000          1.1
                                                                              --------------    --------------        -----
                                                                                 168,577,350       198,725,000          1.8
============================================================================================================================
Capital Goods            1,500,000    United Dominion Industries, Ltd.            34,449,123        37,968,750          0.3
============================================================================================================================
Chemicals                1,600,000    du Pont (E.I.) de Nemours and Co.           74,606,947        96,100,000          0.9
                         1,300,000    Grace (W.R.) & Co.                          66,236,105       104,568,750          1.0
                         2,050,000    Imperial Chemical Industries PLC (ADR)*    101,842,582       133,121,875          1.2
                                                                              --------------    --------------        -----
                                                                                 242,685,634       333,790,625          3.1
============================================================================================================================
Communications             600,000    Cisco Systems, Inc.                         18,761,482        33,450,000          0.3
Equipment
============================================================================================================================
Computer Software        1,800,000    Computer Associates International, Inc.     52,246,753        95,175,000          0.9
============================================================================================================================
Consumer Electronics       400,000    Nintendo Corp. Ltd.                         28,474,285        39,309,021          0.4
============================================================================================================================
Diversified              2,300,000    Tenneco, Inc.                               93,831,299        90,850,000          0.8
Companies                9,000,000    Tomkins PLC                                 39,576,903        43,017,075          0.4
                         2,000,000    United Technologies Corp.                   63,643,951       145,625,000          1.4
                         1,750,000    Varian Associates, Inc.                     93,141,060        88,484,375          0.8
                                                                              --------------    --------------        -----
                                                                                 290,193,213       367,976,450          3.4
============================================================================================================================
Drug Stores              2,150,000    Rite Aid Corp.                              68,282,569       126,178,125          1.2
============================================================================================================================
Electrical Equipment     1,500,000    Belden Inc.                                47,721,621         52,875,000          0.5
                         1,500,000    General Electric Co.                        38,165,328       110,062,500          1.0
                         1,500,000    Philips Electronics N.V. (NY Registered
                                      Shares)                                     82,796,144        90,750,000          0.9
                                                                              --------------    --------------        -----
                                                                                 168,683,093       253,687,500          2.4
============================================================================================================================
Electronic               1,500,000    Avnet, Inc.                                 83,947,762        99,000,000          0.9
Components
============================================================================================================================
Financial Services       2,000,000    Federal National Mortgage Association       52,392,099       114,125,000          1.1
                         1,000,000    Transamerica Corporation                    74,063,270       106,500,000          1.0
                                                                              --------------    --------------        -----
                                                                                 126,455,369       220,625,000          2.1
============================================================================================================================
Food & Beverage          2,500,000    Diageo PLC (ADR)* (a)                       82,811,339        94,687,500          0.9
============================================================================================================================
Foods/Food Processing       75,000    Nestle S.A. (Registered)                    78,575,411       112,487,153          1.1
============================================================================================================================
Footwear                 1,600,000    Nike, Inc. (Class B)                        76,003,272        62,800,000          0.6
                         8,000,000    Yue Yuen Industrial (Holdings Limited)      10,727,086        16,934,495          0.1
                                                                              --------------    --------------        -----
                                                                                  86,730,358        79,734,495          0.7
============================================================================================================================

Merrill Lynch Capital Fund, Inc.                               December 31, 1997

                          Shares                                                                                  Percent of
Industries                 Held                Common Stocks                       Cost               Value       Net Assets
============================================================================================================================
Hospital Management      1,000,000    Columbia/HCA Healthcare Corp.           $   34,136,759    $   29,625,000         0.3%
                         3,600,000    Tenet Healthcare Corp.                      52,634,362       119,250,000          1.1
                                                                              --------------    --------------        -----
                                                                                  86,771,121       148,875,000          1.4
============================================================================================================================
Hotels & Casinos         1,480,900    Sun International Hotels Ltd.               55,251,970        55,718,863          0.5
============================================================================================================================
Information Systems      3,500,000    Reynolds & Reynolds Company (Class A)       70,124,940        64,531,250          0.6
============================================================================================================================
Insurance                2,300,000    Allstate Corporation                        69,292,895       209,012,500          2.0
                         1,000,000    American International Group, Inc.          46,545,446       108,750,000          1.0
                         1,800,000    Berkley (W.R.) Corporation                  62,155,679        78,975,000          0.7
                         1,900,000    EXEL Ltd.                                   41,181,437       120,412,500          1.1
                         2,000,000    Fremont General Corp.                       33,362,385       109,500,000          1.0
                         2,200,000    Horace Mann Educators Corp.                 34,550,993        62,562,500          0.6
                         2,000,000    Penncorp Financial Group, Inc.              62,850,797        71,375,000          0.7
                         4,000,000    Provident Companies, Inc.                   79,650,937       154,500,000          1.4
                         1,800,000    TIG Holdings, Inc.                          54,108,848        59,737,500          0.6
                         4,500,000    Travelers Group, Inc.                       39,986,618       242,437,500          2.3
                                                                              --------------    --------------        -----
                                                                                 523,686,035     1,217,262,500         11.4
============================================================================================================================
Iron & Steel             1,600,000    Birmingham Steel Corp.                      28,005,214        25,200,000          0.2
                         1,000,000    Nucor Corporation                           50,340,472        48,312,500          0.5
                                                                              --------------    --------------        -----
                                                                                  78,345,686        73,512,500          0.7
============================================================================================================================
Leisure/Hotels           2,200,000    Carnival Corp. (Class A)                   57,830,550        121,825,000          1.1
                         3,000,000    Harrah's Entertainment, Inc.                55,543,541        56,625,000          0.5
                                                                              --------------    --------------        -----
                                                                                 113,374,091       178,450,000          1.6
============================================================================================================================
Machinery &                750,000    SPX Corp.                                   44,070,962        51,750,000          0.5
Machine Tools
============================================================================================================================
Natural Gas              1,475,000    Coastal Corp.                               56,455,344        91,357,812          0.8
Suppliers                1,300,000    El Paso Natural Gas Co.                     56,192,288        86,450,000          0.8
                        10,400,000    Williams Companies, Inc.                    92,336,036       295,100,000          2.8
                                                                              --------------    --------------        -----
                                                                                 204,983,668       472,907,812          4.4
============================================================================================================================
Oil--Integrated          1,160,000    Ente Nazionale Idrocarburi S.p.A.
                                      (ENI) (ADR)*                                56,869,994        66,192,500          0.6
                         1,000,000    TOTAL S.A. (ADR)*                           31,610,031        55,500,000          0.5
                         1,800,000    Unocal Corporation                          70,780,255        69,862,500          0.7
                         5,250,000    YPF S.A. (ADR)*                            100,302,115       179,484,375          1.7
                                                                              --------------    --------------        -----
                                                                                 259,562,395       371,039,375          3.5
============================================================================================================================
Oil--Service             2,900,000    Dresser Industries, Inc.                    77,166,439       121,618,750          1.1
============================================================================================================================
Paper & Forest           1,460,100    Kimberly-Clark Corp.                        72,478,869        72,001,181          0.7
Products                   800,000    Temple-Inland, Inc.                         36,743,614        41,850,000          0.4
                         1,800,000    Weyerhaeuser Co.                            82,324,720        88,312,500          0.8
                                                                              --------------    --------------        -----
                                                                                 191,547,203       202,163,681          1.9
============================================================================================================================
Pharmaceuticals          2,500,000    Glaxo Wellcome PLC (ADR)*                   66,776,972       119,687,500          1.1
                            50,000    Novartis AG (Registered)                    61,610,822        81,192,189          0.8
                                                                              --------------    --------------        -----
                                                                                 128,387,794       200,879,689          1.9
============================================================================================================================
Railroads                4,750,000    Kansas City Southern Industries, Inc.       70,072,061       150,812,500          1.4
                         1,600,000    Union Pacific Corporation                   98,914,856        99,900,000          0.9
                                                                              --------------    --------------        -----
                                                                                 168,986,917       250,712,500          2.3
============================================================================================================================

Merrill Lynch Capital Fund, Inc.                               December 31, 1997

                          Shares                                                                                  Percent of
Industries                 Held                Common Stocks                       Cost               Value       Net Assets
============================================================================================================================
Real Estate              1,000,000    CarrAmerica Realty Corp.                $   27,000,078    $   31,687,500          0.3%
Investment Trusts        1,900,000    Patriot American Hospitality, Inc.          51,349,967        54,743,750          0.5
                           716,500    Walden Residential Properties, Inc.         13,599,710        18,270,750          0.2
                                                                              --------------    --------------        -----
                                                                                  91,949,755       104,702,000          1.0
============================================================================================================================
Restaurants              1,700,000    McDonald's Corporation                      82,855,032        81,175,000          0.8
============================================================================================================================
Retail Trade               250,000    Sears, Roebuck and Co.                      11,748,382        11,312,500          0.1
                         3,000,000    Wal-Mart Stores, Inc.                       73,541,970       118,312,500          1.1
                                                                              --------------    --------------        -----
                                                                                  85,290,352       129,625,000          1.2
============================================================================================================================
Telecommunications       2,150,000    Frontier Corporation                       59,511,165         51,734,375          0.5
                         1,100,000    Nokia Corp. (ADR)*                          46,271,231        77,000,000          0.7
                           600,000    Telecomunicacoes Brasileiras S.A.--
                                      Telebras (ADR)*                             51,096,291        69,862,500          0.7
                                                                              --------------    --------------        -----
                                                                                 156,878,687       198,596,875          1.9
============================================================================================================================
Tires & Rubber           2,500,000    The Goodyear Tire & Rubber Co.              98,262,526       159,062,500          1.5
============================================================================================================================
                                      Total Common Stocks                      4,508,988,657     6,686,192,870         62.5
============================================================================================================================

                          Face
                         Amount              Corporate Bonds
============================================================================================================================

Automobile Parts      $ 20,000,000    Eaton Corp., 6.50% due 6/01/2025            19,929,200        20,181,000          0.2
============================================================================================================================
Automotive                            Hertz Corp.:
                        25,000,000      6.70% due 6/15/2002                       24,815,300        25,202,000          0.3
                        13,000,000      6% due 1/15/2003                          12,891,670        12,714,910          0.1
                        20,000,000    Hyundai Motor Co., Ltd., 7.60%
                                      due 7/15/2007                               19,916,100        14,121,000          0.1
                                                                              --------------    --------------        -----
                                                                                  57,623,070        52,037,910          0.5
============================================================================================================================
Banking                 30,000,000    Banco Nacional de Commercio Exterior
                                      SNC, Global Bonds, 7.25% due 2/02/2004      28,187,700        27,675,000          0.3
                        13,600,000    Banco Rio de la Plata, 8.75% due
                                      12/15/2003                                  13,751,700        13,600,000          0.1
                        25,000,000    Bank of Boston Corp., 6.625% due
                                      12/01/2005                                  23,519,000        25,152,500          0.2
                                      BankAmerica Corp.:
                        15,000,000      6.875% due 6/01/2003                      14,149,050        15,327,900          0.2
                        30,000,000      6.75% due 9/15/2005                       29,591,750        30,510,600          0.3
                                      The Chase Manhattan Corp.:
                        15,000,000      6.50% due 8/01/2005                       14,552,850        14,987,100          0.1
                        15,000,000      6.25% due 1/15/2006                       13,892,250        14,773,950          0.1
                        20,000,000    First Security Corp., 7% due 7/15/2005      19,803,850        20,543,920          0.2
                        30,000,000    First Union Corp., 6.55% due 10/15/2035     29,953,350        30,335,100          0.3
                        22,750,000    Firstbank Puerto Rico, 7.625% due
                                      12/20/2005                                  22,140,803        23,214,282          0.2
                        10,000,000    Great Western Financial Corp., 6.375%
                                        due 7/01/2000                              9,998,800        10,008,500          0.1
                                      Household Bank:
                        10,000,000      6.87% due 5/15/2001                        9,868,800        10,114,920          0.1
                        20,000,000      6.875% due 3/17/2003                      19,886,200        20,361,600          0.2
                        10,300,000      6.50% due 7/15/2003                       10,202,253        10,350,882          0.1
                                      NationsBank Corp.:
                        40,000,000      5.60% due 2/07/2001                       40,000,000        39,410,800          0.4
                        10,000,000      6.20% due 8/15/2003                        9,670,360         9,987,000          0.1
                        25,000,000      6.50% due 8/15/2003                       22,104,200        25,240,500          0.3
                        25,500,000    PNC Funding Corp., 6.125% due 9/01/2003     24,922,025        25,072,365          0.2
                        20,000,000    People's Bank--Bridgeport, 7.20% due
                                      12/01/2006                                  19,956,700        20,467,600          0.2

Merrill Lynch Capital Fund, Inc.                               December 31, 1997

                          Face                                                                                    Percent of
Industries               Amount              Corporate Bonds                       Cost               Value       Net Assets
============================================================================================================================
Banking               $ 25,000,000    Provident Bank, 6.375% due 1/15/2004    $   24,296,430    $   24,954,750          0.2%
(concluded)                           Union Planters Corp.:
                        20,000,000      6.25% due 11/01/2003                      18,756,100        19,842,600          0.2
                        12,500,000      6.75% due 11/01/2005                      12,001,875        12,578,500          0.1
                                                                              --------------    --------------        -----
                                                                                 431,206,046       444,510,369          4.2
============================================================================================================================
Beverages               22,000,000    Coca-Cola Femsa S.A., 8.95% due
                                      11/01/2006                                  21,984,595        22,947,100          0.2
                        10,000,000    Panamerican Beverages, Inc., 7.25%
                                      due 7/01/2009                               10,037,500        10,000,000          0.1
                                                                              --------------    --------------        -----
                                                                                  32,022,095        32,947,100          0.3
============================================================================================================================
Broadcasting            20,000,000    British Sky Broadcasting Group PLC,
                                      7.30% due 10/15/2006                        20,037,440        20,591,800          0.2
============================================================================================================================
Cable                   10,000,000    Comcast Cable Communications, Inc.,
                                      8.125% due 5/01/2004                         9,991,000        10,790,400          0.1
============================================================================================================================
Chemicals                8,000,000    Airgas, Inc., 7.14% due 3/08/2004            8,000,000         8,295,112          0.1
                        30,000,000    Lyondell Petrochemical Company, 6.50%
                                      due 2/15/2006                               28,520,975        29,546,400          0.3
                        25,000,000    Union Carbide Corp., 6.79% due 6/01/2025    25,000,000        25,103,000          0.2
                                                                              --------------    --------------        -----
                                                                                  61,520,975        62,944,512          0.6
============================================================================================================================
Consumer Services                     Loewen Group, Inc.:
                        16,000,000      6.70% due 10/01/1999                      15,970,340        16,062,592          0.1
                        20,000,000      8.25% due 10/15/2003                      20,208,132        21,284,420          0.2
                                                                              --------------    --------------        -----
                                                                                  36,178,472        37,347,012          0.3
============================================================================================================================
Electronics             16,000,000    Litton Industries, Inc., 6.98% due
                                      3/15/2006                                   16,000,000        16,790,208          0.2
                        15,000,000    Tandy Corp., 6.95% due 9/01/2007            14,944,120        15,268,050          0.1
                                                                              --------------    --------------        -----
                                                                                  30,944,120        32,058,258          0.3
============================================================================================================================
Finance                               Ford Motor Credit Co.:
                        40,000,000      5.75% due 1/25/2001                       39,596,900        39,446,800          0.3
                         9,000,000      5.90% due 2/23/2001                        8,704,260         8,922,600          0.1
                                      General Motors Acceptance Corp.:
                        50,000,000      6.375% due 4/04/2000                      49,887,500        50,221,700          0.5
                        55,000,000      5.625% due 2/15/2001                      54,450,000        54,094,150          0.5
                        30,000,000      6.75% due 6/10/2002                       29,520,300        30,449,400          0.3
                        15,000,000    USL Capital Corp., 5.79% due 1/23/2001      14,995,800        14,860,950          0.1
                                                                              --------------    --------------        -----
                                                                                 197,154,760       197,995,600          1.8
============================================================================================================================
Financial Leasing                     GATX Corp.:
                        25,000,000      6.875% due 11/01/2004                     24,938,000        25,261,750          0.2
                        25,000,000      6.69% due 11/30/2005                      24,984,750        25,389,500          0.2
                                      XTRA Corp.:
                        20,000,000      6.79% due 8/01/2001                       19,945,800        20,347,460          0.2
                        20,000,000      6.68% due 11/30/2001                      20,000,000        20,273,400          0.2
                                                                              --------------    --------------        -----
                                                                                  89,868,550        91,272,110          0.8
============================================================================================================================
Financial Services                    Finova Capital Corp.:
                        25,000,000      6.45% due 6/01/2000                       24,766,550        25,089,000          0.2
                        15,000,000      5.98% due 2/27/2001                       14,968,950        14,893,515          0.1
                        10,000,000      6.56% due 11/15/2002                      10,000,000        10,108,900          0.1
                                      McDonnell Douglas Finance Corp.:
                        20,000,000      6.78% due 12/19/2003                      19,993,400        20,238,800          0.2
                        20,000,000      6.965% due 9/12/2005                      20,049,200        20,726,580          0.2
============================================================================================================================

Merrill Lynch Capital Fund, Inc.                               December 31, 1997

                          Face                                                                                    Percent of
Industries               Amount              Corporate Bonds                       Cost               Value       Net Assets
============================================================================================================================
Financial Services    $ 35,000,000    Morgan Stanley Group, Inc., 5.75%
(concluded)                           due 2/15/2001                           $   34,968,150    $   34,581,470          0.3%
                        13,000,000    Norwest Financial, Inc., 6.625%
                                      due 7/15/2004                               13,000,000        13,158,470          0.1
                                      Salomon, Inc.:
                        10,000,000      6.75% due 2/15/2003                        9,804,000        10,141,970          0.1
                         5,000,000      6.875% due 12/15/2003                      4,968,500         5,091,050          0.1
                                      Smith Barney Shearson Holdings, Inc.:
                        25,000,000      6.625% due 7/01/2002                      24,994,000        25,232,250          0.3
                        30,000,000      7% due 3/15/2004                          29,927,700        30,723,000          0.3
                                                                              --------------    --------------        -----
                                                                                 207,440,450       209,985,005          2.0
============================================================================================================================
Food & Tobacco                        Nabisco Inc.:
                        20,000,000      6.70% due 6/15/2002                       19,838,770        20,256,800          0.2
                        20,000,000      6.85% due 6/15/2005                       20,000,000        20,414,400          0.2
                        10,000,000    RJR Nabisco, Inc., 8.25% due 7/01/2004       9,971,250        10,283,170          0.1
                                                                              --------------    --------------        -----
                                                                                  49,810,020        50,954,370          0.5
============================================================================================================================
Foreign                 10,000,000    Province of Mendoza, 10% due 9/04/2007      9,931,700          9,475,000          0.1
Government                            Republic of Argentina:
Obligations             42,500,000      8.75% due 7/10/2002                       41,557,500        36,550,000          0.3
                        23,760,000    Floating Rate Brady Bonds, Series L,
                                      6.687% due 3/31/2005+                       15,896,542        21,265,200          0.2
                        40,000,000      Global Bonds, 8.375% due 12/20/2003       38,561,250        38,000,000          0.4
                         5,500,000    Republic of Colombia, Global Bonds,
                                      7.625% due 2/15/2007                         5,127,375         5,149,375          0.1
                        15,000,000    Republic of Guatemala, 8.50% due
                                      8/03/2007                                   15,082,250        14,250,000          0.1
                        45,000,000    Republic of Turkey, 10% due 9/19/2007       44,918,750        45,094,500          0.4
                        50,000,000    United Mexican States, Global Bonds,
                                      9.875% due 1/15/2007                        52,632,500        52,225,000          0.5
                                                                              --------------    --------------        -----
                                                                                 223,707,867       222,009,075          2.1
============================================================================================================================
Hardware & Tools        10,000,000    The Black & Decker Corporation, 6.625%
                                      due 11/15/2000                               9,874,800        10,084,000          0.1

Hospital Management     27,625,000    Medpartners, Inc., 6.875% due 9/01/2000     27,563,360        27,353,999          0.3
                        26,500,000    Tenet Healthcare Corp., 8% due
                                      1/15/2005                                   26,470,375        27,030,000          0.2
                                                                              --------------    --------------        -----
                                                                                  54,033,735        54,383,999          0.5
============================================================================================================================
Industrial              12,750,000    Diamond Shamrock, Inc., 7.65% due
                                      7/01/2026                                   12,741,188        14,005,365          0.1
                         7,800,000    Interface, Inc., 9.50% due 11/15/2005        7,552,000         8,248,500          0.1
                        17,000,000    Reliance Industries Ltd., 8.25% due
                                      1/15/2027                                   16,721,999        14,302,355          0.1
                        25,000,000    Triton Energy Ltd., 8.75% due 4/15/2002     25,363,000        25,310,900          0.2
                        15,000,000    United Refining Co., 10.75% due
                                      6/15/2007                                   15,000,000        15,750,000          0.2
                                      Williams Holdings of Delaware, Inc.:
                        20,000,000      6.625% due 11/15/2004                     19,908,000        20,102,600          0.2
                        50,000,000      6.25% due 2/01/2006                       49,739,500        49,426,000          0.5
                                                                              --------------    --------------        -----
                                                                                 147,025,687       147,145,720          1.4
============================================================================================================================
Machinery               20,000,000    FMC Corp., 6.375% due 9/01/2003             18,940,800        19,657,600          0.2
                        22,500,000    Harris Corp., 6.375% due 8/15/2002          22,461,850        22,579,200          0.2
                                                                              --------------    --------------        -----
                                                                                  41,402,650        42,236,800          0.4
============================================================================================================================
Natural Gas             27,500,000    Coastal Corp., 6.70% due 2/15/2027          27,225,400        28,559,905          0.3
Suppliers               15,000,000    ENSERCH Corporation, 7.125% due
                                      6/15/2005                                   15,095,150        15,551,100          0.1
                                                                              --------------    --------------        -----
                                                                                  42,320,550        44,111,005          0.4
============================================================================================================================

Merrill Lynch Capital Fund, Inc.                               December 31, 1997

                          Face                                                                                    Percent of
Industries               Amount              Corporate Bonds                       Cost               Value       Net Assets
============================================================================================================================
Oil--Integrated       $ 10,000,000    Giant Industries, Inc., 9% due
                                      9/01/2007                               $   10,000,000    $    9,950,000          0.1%
                        18,375,000    Occidental Petroleum Corp., 6.24%
                                      due 11/24/2000                              18,135,306        18,384,922          0.2
                                      Perez Companc S.A.:
                         5,000,000      9% due 1/30/2004                           5,025,000         5,125,000          0.0
                        15,000,000      8.125% due 7/15/2007                      14,752,620        14,437,500          0.1
                                      Union Texas Petroleum Holdings, Inc.:
                        10,000,000      6.70% due 11/18/2002                      10,000,000        10,128,260          0.1
                        20,000,000      6.81% due 12/05/2007                      20,000,000        20,486,000          0.2
                        10,000,000    Unocal Corporation, 6.11% due 2/17/2004     10,000,000         9,873,860          0.1
                        30,000,000    YPF S.A., 8% due 2/15/2004                  26,971,875        30,980,100          0.3
                                                                              --------------    --------------        -----
                                                                                 114,884,801       119,365,642          1.1
============================================================================================================================
Paper & Forest          20,000,000    Boise Cascade Corporation, 7.66%
Products                              due 5/27/2005                               20,000,000        21,235,020          0.2
                        20,400,000    Champion International Corp., 6.40%
                                      due 2/15/2026                               20,238,456        20,577,745          0.2
                                                                              --------------    --------------        -----
                                                                                  40,238,456        41,812,765          0.4
============================================================================================================================
Real Estate             10,000,000    Franchise Finance Corp. of America,
Investment Trusts                     6.95% due 8/29/2007                         10,000,000        10,207,990          0.1
                        20,000,000    Meditrust Corporation, 7.82% due
                                      9/10/2026                                   20,633,700        21,175,800          0.2
                                                                              --------------    --------------        -----
                                                                                  30,633,700        31,383,790          0.3
============================================================================================================================
Telecommunications      10,000,000    Pacific Telecom, Inc., 6.625% due
                                      10/20/2005                                  10,000,000        10,121,040          0.1
                        25,000,000    WorldCom, Inc., 7.55% due 4/01/2004         24,958,500        26,255,475          0.2
                                                                              --------------    --------------        -----
                                                                                  34,958,500        36,376,515          0.3
============================================================================================================================
Tires & Rubber          40,000,000    The Goodyear Tire & Rubber Co., 6.625%
                                      due 12/01/2006                              39,840,000        40,080,400          0.4
============================================================================================================================
Transportation          15,000,000    Transportacion Maritima Mexicana,
                                      S.A. de C.V., 10% due 11/15/2006            15,130,250        14,962,500          0.1
============================================================================================================================
Travel & Lodging                      Royal Caribbean Cruises Ltd.:
                        10,000,000      7.125% due 9/18/2002                       9,900,050        10,219,400          0.1
                        10,000,000      7.25% due 8/15/2006                        9,854,415        10,292,800          0.1
                                                                              --------------    --------------        -----
                                                                                  19,754,465        20,512,200          0.2
============================================================================================================================
Utilities--Electric,                  Connecticut Light & Power Co.:
Gas & Water             28,250,000      7.75% due 6/01/2002                       28,173,725        28,579,028          0.3
                        20,000,000      7.875% due 10/01/2024                     20,431,000        20,482,600          0.2
                        25,000,000    Empresa Nacional de Electricidad S.A.
                                      (Endesa), 7.325% due 2/01/2037              25,000,000        25,366,975          0.2
                        30,000,000    Enron Corp., 6.75% due 7/01/2005            28,878,400        30,361,500          0.3
                        20,000,000    PECO Energy Co., 5.625% due 11/01/2001      18,908,800        19,564,000          0.2
                        17,500,000    Tata Electric Co., 8.50% due 8/19/2017      17,313,775        14,145,950          0.1
                                                                              --------------    --------------        -----
                                                                                 138,705,700       138,500,053          1.3
============================================================================================================================
                                      Total Corporate Bonds                    2,196,237,359     2,226,579,910         20.8
============================================================================================================================

                                                Collateralized Mortgage Obligations
============================================================================================================================
                                      Federal Home Loan Mortgage Corp.:
                         9,241,900      6.50% due 5/15/2008                        8,831,790         9,039,687          0.1
                         5,000,000      7% due 8/15/2008                           4,762,500         5,054,650          0.1
                        13,000,000      6% due 2/15/2011                          12,020,938        12,524,688          0.1
============================================================================================================================

Merrill Lynch Capital Fund, Inc.                               December 31, 1997

                          Face                                                                                    Percent of
Industries               Amount       Collateralized Mortgage Obligation           Cost               Value       Net Assets
============================================================================================================================
                                      Federal National Mortgage Association:
                      $  12,000,000     6.50% due 1/25/2008                   $   11,608,125    $   12,030,000          0.1%
                          5,010,000     6.50% due 4/25/2008                        4,653,038         4,973,208          0.0
============================================================================================================================
                                      Total Collateralized Mortgage
                                      Obligations                                 41,876,391        43,622,233          0.4
============================================================================================================================

                                                 US Government Obligations
============================================================================================================================
                                      US Treasury Bonds:
                        225,000,000     6.25% due 8/15/2023                      207,374,609       231,750,000          2.2
                         50,000,000     6% due 2/15/2026                          48,578,125        49,937,500          0.5
                                      US Treasury Notes:
                        440,000,000     5.75% due 8/15/2003                      426,765,547       440,272,800          4.1
                        650,000,000     5.875% due 11/15/2005                    634,446,169       653,451,500          6.1
============================================================================================================================
                                      Total US Government Obligations          1,317,164,450     1,375,411,800         12.9
============================================================================================================================

                                                 Short-Term Investments
============================================================================================================================
Commercial               15,000,000   Atlantic Asset Securitization Corp.,
Paper**                               5.90% due 1/14/1998                         14,968,042        14,968,042          0.1
                         50,000,000   Countrywide Home Loans, Inc.,
                                      5.95% due 1/09/1998                         49,933,889        49,933,889          0.4
                         81,634,000   General Motors Acceptance Corp., 6.75%
                                      due 1/02/1998                               81,618,693        81,618,693          0.8
                         40,000,000   Lexington Parker Capital Co. LLC, 5.89%
                                      due 1/06/1998                               39,967,278        39,967,278          0.4
                         50,000,000   WCP Funding, Inc., 5.875% due 1/08/1998     49,942,882        49,942,882          0.5
                         40,000,000   Xerox Overseas Holdings PLC, 5.85%
                                      due 1/07/1998                               39,961,000        39,961,000          0.4
============================================================================================================================
                                      Total Short-Term Investments               276,391,784       276,391,784          2.6
============================================================================================================================
Total Investments                                                             $8,340,658,641    10,608,198,597         99.2
                                                                              ==============
Other Assets Less Liabilities                                                                       86,924,432          0.8
                                                                                               ---------------        -----
Net Assets                                                                                     $10,695,123,029        100.0%
                                                                                               ===============        =====
============================================================================================================================
Net Asset   Class A--Based on net assets of $3,794,005,369 and 109,952,612 shares outstanding  $        34.51
                                                                                               ===============
Value:      Class B--Based on net assets of $5,460,859,518 and 161,629,710 shares outstanding  $        33.79
                                                                                               ===============
----------------------------------------------------------------------------------------------------------------------------
            Class C--Based on net assets of $409,800,283 and 12,255,435 shares outstanding     $        33.44
                                                                                               ===============
----------------------------------------------------------------------------------------------------------------------------
            Class D--Based on net assets of $1,030,457,859 and 29,903,844 shares outstanding   $        34.46
                                                                                               ===============
============================================================================================================================

*     American Depositary Receipts (ADR).
** Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
+ Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
(a) Diageo PLC was the result of a merger between Grand Metropolitan PLC and Guiness PLC.

Merrill Lynch Capital Fund, Inc.                               December 31, 1997

PORTFOLIO INFORMATION

As of December 31, 1997

                                                           Percent of
 Ten Largest Common Stock Holdings                         Net Assets

 Williams Companies, Inc..................................     2.8%
 Travelers Group, Inc.....................................     2.3
 Allstate Corporation.....................................     2.0
 YPF S.A. (ADR)...........................................     1.7
 The Goodyear Tire & Rubber Co............................     1.5
 Provident Companies, Inc.................................     1.4
 Kansas City Southern Industries, Inc.....................     1.4
 United Technologies Corp.................................     1.4
 Imperial Chemical Industries PLC (ADR)...................     1.2
 Rite Aid Corp............................................     1.2

                                                           Percent of
 Ten Largest Industries                                   *Net Assets*

 Insurance................................................    11.4%
 Banking..................................................     5.2
 Natural Gas Suppliers....................................     4.8
 Oil--Integrated...........................................    4.6
 Financial Services.......................................     4.1
 Chemicals................................................     3.7
 Diversified Companies....................................     3.4
 Electrical Equipment.....................................     2.4
 Railroads................................................     2.3
 Paper & Forest Products..................................     2.3

*Based on total holdings in common stocks and bonds.


 Common Stock Portfolio Changes for the

 Quarter Ended December 31, 1997

 Additions

 The Boeing Co.
 Federal-Mogul Corp.
 Fruit of the Loom, Inc. (Class A)
 Kimberly-Clark Corp.
 Nike, Inc. (Class B)
*Raytheon Company (Class A)
 Sears, Roebuck and Co.
 Sun International Hotels Ltd.
 Union Pacific Corporation

 Deletions

 The Black & Decker Corporation
 Echlin Inc.
 Engelhard Corp.
 GTE Corp.
 Merck & Co., Inc.
 Pfizer, Inc.
 RFS Hotel Investors, Inc.
*Raytheon Company (Class A)

*Added and deleted in the same quarter.

Merrill Lynch Capital Fund, Inc.                               December 31, 1997

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Kurt Schansinger, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President
Walter Cuje, Vice President
Gerald M. Richard, Treasurer
Thomas D. Jones, III, Secretary

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Capital Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #10252--12/97

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